                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO

                              18U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with a Quarterly  Report on Form 10-Q for the three month period ending March 31, 2003 of Mariner Energy,  Inc. (the "Company") as filed with the
Securities  and Exchange  Commission on the date hereof (the  "Report"),  I, Don
White,  Vice  President of the Company,  certify that, to my knowledge,  (i) the
Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended, and (ii) the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Don White
                                    ------------------------------
                                    Don White
                                    Vice President
                                    Financial and Administration
                                    (Principal Financial Officer)

                                    May 15, 2003